Exhibit 10.3

Ninth Amended and Restated Rent Supplement

(CREZ Lease)

December 31, 2016

This Ninth Amended and Restated Rent Supplement (this “Ninth Amended Supplement”) between Sharyland Distribution & Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on December 31, 2016, to memorialize supplements to the CREZ Lease (as defined below), effective as of January 1, 2017. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the CREZ Lease.

WHEREAS, Lessor and Lessee are Parties to a Third Amended and Restated Lease Agreement (CREZ Assets) dated as of December 4, 2015 (as amended from time to time in accordance with its terms, the “CREZ Lease”);

WHEREAS, on February 26, 2016 the Parties executed an Eighth Amended and Restated Rent Supplement (CREZ Lease) effective as of January 1, 2016, as amended by the First Amendment to the Eighth Amended and Restated Rent Supplement (CREZ Lease), effective as of June 13, 2016, as further amended by the Second Amendment to the Eighth Amended and Restated Rent Supplement (CREZ Lease), effective as of September 22, 2016 (collectively, the “Eighth Amended Supplement”);

WHEREAS, the Parties wish to amend and restate the Eighth Amended Supplement pursuant to Section 3.2(b) of the CREZ Lease; and

WHEREAS, the Parties intend to memorialize in this Ninth Amended Supplement the Incremental CapEx the Parties expect during 2017.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1. The Eighth Amended Supplement is hereby amended and restated in its entirety as set forth below.

2. The CREZ Lease, except as supplemented by this Ninth Amended Supplement, shall remain in full force and effect.

Incremental Cap Ex:

2013	$466,424,280
2014	$198,982,000
2015	$3,493,096
2016	$5,244,389	*
2017	$49,475,943	**

*

Represents the aggregate amount of transmission Incremental CapEx the Parties expected to be placed in service in 2016. Rent supplements with respect to this transmission Incremental CapEx were agreed to and memorialized as part of the Seventh Amended and Restated Rent Supplement (CREZ Lease) dated December 31, 2015. Of the 2016 Incremental CapEx, $0 was expected to be in service as of the balance sheet date reflected in Lessee’s first 2016 Regulatory Order (“First 2016 CapEx”), an aggregate of $2,052,263 was expected to be in service as of the balance sheet date reflected in Lessee’s second 2016 Regulatory Order (“Second 2016 CapEx”), and an aggregate of $3,192,126 was expected to be placed in service throughout the remainder of 2016 (“2016 Stub-Year CapEx”). A “Regulatory Order” is defined as either (i) the PUCT’s approval of Lessee’s application for updated wholesale transmission rates or (ii) final resolution or settlement of a rate case applicable to Lessee’s transmission rates. The Parties expected the First 2016 CapEx, Second 2016 CapEx, and 2016 Stub-Year CapEx, collectively, to have a weighted average in-service date of October 1, 2016. The Parties expected the first 2016 Regulatory

CREZ LEASE

Order to be effective on June 1, 2016, the second 2016 Regulatory Order to be effective on October 1, 2016, and the first 2017 Regulatory Order to be effective on March 1, 2017. The Parties have agreed that any Rent Validation (within the meaning of the CREZ Lease) with respect to First 2016 CapEx, Second 2016 CapEx, or 2016 Stub-Year CapEx will use the actual effective dates of the applicable Regulatory Order (to the extent known), but will otherwise be determined in accordance with Section 3.2(c) of the CREZ Lease.
**	Represents the aggregate amount of transmission Incremental CapEx the Parties expect to be placed in service in 2017. Of the 2017 Incremental CapEx, $0 is expected to be in service as of the balance sheet date reflected in Lessee’s first 2017 Regulatory Order (“First 2017 CapEx”), an aggregate of $49,475,943 is expected to be in service as of the balance sheet date reflected in Lessee’s second 2017 Regulatory Order (“Second 2017 CapEx”), and an aggregate of $0 is expected to be placed in service throughout the remainder of 2017 (“2017 Stub-Year CapEx”). The Parties expect the First 2017 CapEx, Second 2017 CapEx, and 2017 Stub-Year CapEx, collectively, to have a weighted average in-service date of July 1, 2017. The Parties expect the first 2017 Regulatory Order to be effective on May 1, 2017, the second 2017 Regulatory Order to be effective on March 1, 2018, and the first 2018 Regulatory Order to be effective on June 1, 2018. The Parties agree that any Rent Validation (within the meaning of the CREZ Lease) with respect to First 2017 CapEx, Second 2017 CapEx, or 2017 Stub-Year CapEx will use the actual effective dates of the applicable Regulatory Order (to the extent known), but will otherwise be determined in accordance with Section 3.2(c) of the CREZ Lease.

Lessee Cap Ex:

2013	$0
2014	$0
2015	$0
2016	$0
2017	$0

Base Rent:

2013	$21,758,233
2014	$67,335,947
2015	$68,524,342
2016	$66,210,646	#
2017	$64,049,041	##
2018	$65,745,990	###
2019	$64,218,231
2020	$61,890,240

#	The amount of 2016 Base Rent included in the Eighth Amended Supplement was $66,210,646, comprised of 2016 Base Rent payment of $5,514,292 on the 15th day of each month beginning on March 15, 2016 through August 15, 2016 (with respect to January 2016 through June 2016), and $5,514,292 on the 15th day of each month beginning on September 15, 2016 through December 15, 2016 (with respect to July 2016 through October 2016), with the increase in monthly Base Rent reflecting First 2016 CapEx and commencing July 1, 2016, which was 30 days after the expected approval of Lessee’s first 2016 Regulatory Order. Lessee is scheduled to make a monthly 2016 Base Rent payment of $5,533,861 on each of January 15, 2017 and February 15, 2017 (with respect to November 2016 and December 2016), with the increase in monthly Base Rent reflecting Second 2016 CapEx and commencing November 1, 2016, which was 30 days after the expected approval of Lessee’s second 2016 Regulatory Order.
##	Lessee will make a monthly 2017 Base Rent payment of $5,337,420 on the 15th day of each month beginning on March 15, 2017 through June 15, 2017 (with respect to January 2017 through April 2017). Lessee will then make a 2017 Base Rent payment of $5,337,420 on the 15th day of each month beginning on July 15, 2017 through February 15, 2018 (with respect to May 2017 through December 2017), with the increase in monthly Base Rent reflecting First 2017 CapEx and commencing May 1, 2017, which is 30 days after the expected approval of Lessee’s first 2017 Regulatory Order

CREZ LEASE

###	Lessee will make a monthly 2018 Base Rent payment of $5,142,012 on the 15th day of each month beginning on March 15, 2018 through April 15, 2018 (with respect to January 2018 through February 2018). Lessee will make a monthly 2018 Base Rent payment of $5,546,197 on the 15th day of each month beginning on May 15, 2018 through July 15, 2018 (with respect to March 2018 through May 2018), with the increase in monthly Base Rent reflecting Second 2017 CapEx and commencing March 1, 2018, which is 30 days after the expected approval of Lessee’s second 2017 Regulatory Order. Lessee will then make a 2018 Base Rent payment of $5,546,197 on the 15th day of each month beginning on August 15, 2018 through February 15, 2019 (with respect to June 2018 through December 2018), with the increase in monthly Base Rent reflecting 2017 Stub-Year CapEx and commencing June 1, 2018, which is 30 days after the expected approval of Lessee’s first 2018 Regulatory Order.

Percentage Rent

Percentages:

2013	29.2%
2014	31.6%
2015	31.3%
2016	30.3%
2017	29.5%
2018	28.5%
2019	27.7%
2020	26.8%

Annual Percentage Rent

Breakpoints:

2013	$21,758,233
2014	$67,335,947
2015	$68,524,342
2016	$66,230,214
2017	$64,079,575	*
2018	$65,745,990	**
2019	$64,218,231
2020	$61,890,240

*	The 2017 Annual Percentage Rent Breakpoint reflects the assumptions set forth above regarding the timing of the first 2017 Regulatory Order and the second 2017 Regulatory Order, as well as the amount of First 2017 CapEx and Second 2017 CapEx.
**	The 2018 Annual Percentage Rent Breakpoint reflects the assumptions set forth above regarding the timing of the first 2017 Regulatory Order, the second 2017 Regulatory Order, and the first 2018 Regulatory Order, as well as the amount of First 2017 CapEx, Second 2017 CapEx, and 2017 Stub-Year CapEx.

Revenues Attributable to

Lessee Capex, by Lease Year:

2013	$0
2014	$0
2015	$0
2016	$0
2017	$0

CREZ LEASE

ERCOT Transmission Rate

Allocation

between June 20 and October 17, 2013: 65.3%
between October 17, 2013 and February 25, 2014: 84.8%
between February 25, 2014 and May 1, 2014: 83.3%
between May 1, 2014 and October 3, 2014: 80.9%
between October 3, 2014 and March 31, 2015: 75.8%
between April 1, 2015 and October 31, 2015: 72.7%
between November 1, 2015 and June 13, 2016: 65.6%
between June 13, 2016 and September 22, 2016: 56.8%
between September 23, 2016 and April 30, 2017: 49.0%
between May 1, 2017 and February 28, 2018: 46.8%
starting March 1, 2018: 46.6%

Term of Rent Supplement:     Expires 12/31/20

CREZ LEASE

The Parties have executed this Ninth Amended Supplement to the CREZ Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Greg Wilks
Name:	Greg Wilks
Title:	Chief Financial Officer

SHARYLAND DISTRIBUTION &
TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

CREZ LEASE